UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     Resignation of Previous Independent Registered Public Accounting Firm

On January 3, 2024 Simon & Edward, LLP (“Simon & Edward”) resigned as the Independent Registered Public Accounting Firm of the Registrant.

Neither of Simon & Edward’s reports on the financial statements of the Registrant for the past fiscal year ended, December 31, 2022 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s most recent fiscal year ended, December 31, 2022 and the subsequent interim period through January 3, 2024, here were no disagreements with Simon & Edward on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Simon & Edward, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Registrant’s most recent fiscal years ended, December 31, 2022 and the subsequent interim period through January 3, 2024, here were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Simon & Edward with a copy of the above disclosures. A letter to the Commission dated January 3, 2024, from Simon & Edward regarding its concurrence or disagreement with the statements made by the Registrant in this current report concerning the resignation of Simon & Edward as the Registrant’s independent registered public accounting firm is attached as Exhibit 16 hereto.

(b)    Engagement of New Independent Registered Public Accounting Firm

On January 3, 2024, the Audit Committee approved the appointment of JP Centurion & Partners PLT (“JP Centurion”) as the Registrant’s new independent registered public accounting firm. Prior to engaging JP Centurion, neither the Registrant nor anyone on its behalf has consulted with JP Centurion with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that JP Centurion concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

16	Letter from Simon & Edward LLP dated January 3, 2024

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: January 4, 2024	By:	/s/ Dai, SONG
Interim Chief Executive Officer

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